SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2003

NUMEREX CORP.

(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Parkwood Circle
Suite 200
Atlanta, Georgia

(Address of principal executive offices)

30339

(Zip code)

(770) 693-5950

(Registrant’s telephone number, including area code)

SIGNATURES
EX-99.1 PRESS RELEASE DATED 9/16/2003

Item 5. Other Events and Regulation FD Disclosure

On September 16, 2003, Numerex Corp. announced that it had completed the sale of its mobile messaging service bureau, Data1Source LLC, to Wireless Services Corporation, a developer and provider of value-added data software applications and services for wireless carriers. The press release announcing the sale is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Text of Press Release, dated September 16, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMEREX CORP. (Registrant)

/s/ Stratton J. Nicolaides /s/ Stratton J. Nicolaides Chairman and Chief Executive Officer

Date: September 17, 2003